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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            Waste Connections, Inc.
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             (Exact name of registrant as specified in its charter)

                   Delaware                                    94-3283464
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   (State of incorporation or organization)                 (I.R.S. employer
                                                           identification no.)

  2260 Douglas Boulevard, Suite 280, Roseville, California              95661
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           (Address of principal executive offices)                  (zip code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         Title of each class                  Name of each exchange on which
         to be so registered                 each class is to be registered
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                 None
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

Common Stock, par value $0.01 per share
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                                (Title of Class)


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                                (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The information required by this Item is set forth under the heading "Description of Capital Stock" on pages 55-59 of Part I of the Form S-1 Registration Statement under the Securities Act of 1933 (the "1993 Act Registration Statement") filed by the Registrant on
          March 16, 1998. A copy of each page referred to above is attached hereto as Exhibit 3 and incorporated herein by reference.


ITEM 2.   EXHIBITS.

          1. Amended and Restated Certificate of Incorporation of the Registrant. Filed as Exhibit 3.1 to the 1933 Act Registration Statement and incorporated herein by reference.

          2.        Amended and Restated By-laws of the Registrant. Filed as
                    Exhibit 3.2 to the 1933 Act Registration Statement and incorporated herein by reference.

          3. The materials set forth under the heading "Description of Capital Stock" on pages 55-59 of Part I of the 1933 Act Registration Statement.



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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        WASTE CONNECTIONS, INC.
                                        ("Registrant")


                                        By /s/ RONALD J. MITTELSTAEDT
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                                           Ronald J. Mittelstaedt
                                           President and Chief Executive Officer

Date: April 2, 1998
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